Rule 497(d)



                                    FT 8956
                     FTP American Recovery Portfolio Series


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, eligible dealer firms and other selling agents who sell at least $1,000,000 of the Trust's Units during the initial offering period will be entitled to up to 0.025% of the Public Offering Price per Unit additional sales concession.

November 5, 2020